SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2003

CRESCENT REAL ESTATE EQUITIES COMPANY

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-13038 (Commission file number)	52-1862813 (I.R.S. Employer Identification Number)

777 Main Street, Suite 2100
Fort Worth, Texas 76102
(817) 321-2100
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release
EX-99.2 Investor Presentation

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements.

Not applicable.

     (b) Pro Forma Financial Information.

Not applicable.

     (c) Exhibits.

     The following exhibits are included in this Form 8-K.

Exhibit	Description of Exhibit

99.1	Press Release, dated November 12, 2003, of Crescent Real Estate Equities Company

99.2	Investor Presentation of Crescent Real Estate Equities Company

Item 9. Regulation FD Disclosure.

     In accordance with General Instruction B.2 of Form 8-K, the following information, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except to the extent, if any, expressly set forth by specific reference in such a filing. This report on Form 8-K (including the exhibits hereto) shall not be deemed an admission as to the materiality of any information in this report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

     On November 12, 2003, Crescent Real Estate Equities Company (the “Company”) issued a press release reporting its signing of a non-binding letter of intent to purchase specified assets from The Rouse Company (“Rouse”) and simultaneously to sell to Rouse specified assets of the Company. The release is furnished as Exhibit 99.1 hereto. On that date, the Company also posted to its website (www.crescent.com) an investor presentation relating to the proposed transactions. The presentation is furnished as Exhibit 99.2 to this Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT REAL ESTATE EQUITIES COMPANY

	By:	/s/ JERRY R. CRENSHAW, JR.

	Name: Title:	Jerry R. Crenshaw, Jr. Executive Vice President and Chief Financial Officer
Date: November 13, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 12, 2003, of Crescent Real Estate Equities Company.

99.2	Investor Presentation of Crescent Real Estate Equities Company